                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                             BIOMUNE SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
         N/A
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
         N/A
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
         N/A
--------------------------------------------------------------------------------

     (5) Total fee paid:
         N/A
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
         N/A
--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
         N/A
--------------------------------------------------------------------------------

     (3) Filing Party:
         N/A
--------------------------------------------------------------------------------

     (4) Date Filed:
         N/A
--------------------------------------------------------------------------------

                             BIOMUNE SYSTEMS, INC.
                             6502 SOUTH ARCHER ROAD
                          BEDFORD PARK, ILLINOIS 60501
                                 (708) 563-9200
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 15, 2001

To the Shareholders:

     Notice is hereby given that the Annual Meeting of the Shareholders of BIOMUNE SYSTEMS, INC., a Nevada corporation (the "Company") will be held at the Biomune corporate offices, 6502 South Archer Road, Bedford Park, Illinois 60501, on June 15, 2001, at 10:00 a.m., local time, for the following purposes:

1) To elect four directors to serve as the Board of Directors until the next annual meeting of shareholders or until their successors are duly elected and qualified;

2) To approve the adoption of the 2001 Equity Incentive Plan, which will authorize an aggregate of 2,000,000 shares of Common Stock to be used for awards to directors, management, employees and consultants of the Company and its subsidiaries;

3) To authorize the Board of Directors to take all such action necessary to reincorporate the Company in Illinois;

4) To authorize the Board of Directors to take all such action necessary to change the name of the Company to Donlar Biosyntrex Corporation;

5) To approve the Board of Directors' selection of Grant Thornton LLP as the Company's independent public accountants; and

6) To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 21, 2001 as the record date to determine the shareholders entitled to receive notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of such shareholders will be available for examination by the shareholders for purposes germane to the meeting during ordinary business hours at the offices of the Company at 6502 South Archer Road, Bedford Park, Illinois, during the ten days prior to the meeting.

     Please date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company. Unless otherwise marked, the proxy will be voted as indicated in the accompanying proxy statement and proxy. Your vote is important. Return the enclosed proxy promptly in the enclosed return envelope whether or not you expect to attend the meeting. Giving your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, sufficient postage must be affixed. Your proxy is revocable at any time before the meeting.

                                          By Order of the Board of Directors,

                                          Larry P. Koskan, President and CEO
                                          Bedford Park, Illinois
                                          June 4, 2001

                             BIOMUNE SYSTEMS, INC.
                             6502 SOUTH ARCHER ROAD
                          BEDFORD PARK, ILLINOIS 60501
                                 (708) 563-9200
                           -------------------------
                                PROXY STATEMENT
                           -------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 15, 2001

     The enclosed proxy is solicited by and on behalf of the Board of Directors of BIOMUNE SYSTEMS, INC. ("Biomune" or the "Company") for use in voting at the Annual Meeting of Shareholders to be held at the Biomune corporate offices, 6502 South Archer Road, Bedford Park, Illinois 60501, on June 15, 2001, at 10:00 a.m., local time, and at any postponement or adjournment thereof, for the purposes set forth in the attached notice.

RECORD DATE AND SHARE OWNERSHIP

     The close of business on May 21, 2001 (the "Record Date"), has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date there were 45,679,500 shares of the Company's Common Stock, par value $0.0001 per share, outstanding and entitled to vote. Also at the Record Date there were 39,124 shares of the Company's Series A 10% Cumulative Convertible Preferred Stock ("Series A Preferred") issued and outstanding which convert into 232 shares of the Company's Common Stock. Shareholders holding at least a majority of the outstanding shares of Common Stock and Series A Preferred represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the shareholder if the Secretary or other officer of the Company who is authorized to tabulate votes receives notice of such death or incapacity before the proxy exercises his authority under the appointment. For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

     This Proxy Statement and the enclosed Proxy are being mailed to shareholders on or about June 4, 2001.

VOTING AND SOLICITATION

     Each outstanding share of Common Stock as of the Record Date will be entitled to one (1) vote on each matter submitted to a vote at the Annual Meeting. Each outstanding share of Series A Preferred will be entitled to one
(1) vote for each whole share of Common Stock into which each such share of Series A Preferred may be converted as of the Record Date on each matter submitted to a vote at the Annual Meeting.

     Assuming a quorum is present, a plurality of votes cast at the meeting in person or by proxy by the shares of Common Stock and the Series A Preferred entitled to vote in the election of directors will be required to elect each director. On all other issues, a majority of the shares cast at the meeting on the proposals will be sufficient to approve or defeat those proposals. Broker non-votes and abstentions will be counted toward establishing the presence of a quorum, but they will not affect the vote on any other issue before the meeting.

     The Company will bear the cost of solicitation of proxies pursuant to this notice and proxy statement.

MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING

     The matters to be brought before the Annual Meeting consist of the following:

     - the election of a Board of Directors consisting of four directors;

     - approval of the 2001 Equity Incentive Plan, authorizing an aggregate of 2,000,000 shares of Common Stock to be used for awards to directors, management, employees and consultants of the Company and its subsidiaries;

     - authorization of the Board of Directors to take all such action necessary to reincorporate the Company in Illinois;

     - amendment to the articles of incorporation of the Company to change the name of the Company to Donlar Biosyntrex Corporation;

     - approval of the selection of Grant Thornton LLP as the Company's independent public accountants; and

     - other matters that properly may come before the meeting or any adjournment thereof.

     Each proposal is described in more particular detail in the following pages. You are encouraged to read this information carefully in voting your shares. You may attend the meeting in person or you may vote by completing and returning the enclosed proxy card to the Company.

PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Bylaws provide that the number of directors shall be determined from time to time by the shareholders or the Board of Directors, but that there shall be no less than three. Presently the Company's Board of Directors consists of four members, all of whom are nominees for election at the Annual Meeting. Each director elected at the Annual Meeting will hold office until his successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. A plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Unless marked otherwise, proxies received will be voted for the election of each of the nominees named below. If any such person is unable or unwilling to serve as a director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies will be voted for a substitute nominee, designated by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director. The nominees for consideration at the Annual Meeting are as follows:

     - Larry P. Koskan

     - Robert W. Cooper

     - Dr. Robert G. Martin

     - Dean R. Kleckner

     The Board of Directors recommends a vote FOR each nominee to the Board of Directors.

                        DIRECTORS AND EXECUTIVE OFFICERS

     At June 4, 2000, the directors and executive officers of the Company were as follows:

---------------------------------------------------------------------------------------------------
                  NAME                        AGE                      POSITION
---------------------------------------------------------------------------------------------------
  Larry P. Koskan                             58       CEO, President and Chairman of the Board
---------------------------------------------------------------------------------------------------
                                                       Controller, Treasurer and Acting
  Joel H. Lurquin                             35       Secretary
---------------------------------------------------------------------------------------------------
  Robert P. Pietrangelo                       60       Senior Vice President
---------------------------------------------------------------------------------------------------
  Joseph F. Prochaska                         55       Vice President
---------------------------------------------------------------------------------------------------
  Robert W. Cooper                            72       Director
---------------------------------------------------------------------------------------------------
  Dr. Robert G. Martin                        59       Director
---------------------------------------------------------------------------------------------------
  Dean R. Kleckner                            69       Director
---------------------------------------------------------------------------------------------------

     Larry P. Koskan has been the CEO, President and Chairman of the Board of Biomune since November 3, 2000. Mr. Koskan is also the founder of Donlar Corporation ("Donlar"), and currently serves and has, since its inception in 1990, served Donlar as director, President and Chief Executive Officer and as Chairman of the Board of Donlar since 1992. Prior to founding Donlar, Mr. Koskan held several research and development and manufacturing positions during a 23 year career with Nalco Chemical Company. As Corporate Research Development Director for Nalco, his duties included establishing large-volume market opportunities for innovative, specialty polymers. He also served as Vice President of Research and Development of Nalco's Water and Waste Treatment Division. Mr. Koskan holds a B.S. in Education and Chemistry from the University of Kansas and an M.S. in Organic Chemistry from Loyola University of Chicago and is the inventor or co-inventor of over 20 U.S. patents.

     Joel H. Lurquin has been the Controller, Treasurer and Acting Secretary of Biomune since November 3, 2000. Mr. Lurquin joined Donlar in 1995 as Controller and currently retains that position. Prior to joining Donlar, Mr. Lurquin was an accountant with Bansley and Kiener, Certified Public Accountants. He has a B.S. in Accounting from DePaul University.

     Robert P. Pietrangelo has served as a Vice President of Biomune since November 3, 2000 and as Senior Vice President since April 23, 2001. Prior to November 3, 2000, Mr. Pietrangelo served Donlar since April 1997 as its Vice President, Sales and Marketing of the Performance Chemicals Division and since October 1997 as President of that division. Prior to joining Donlar, Mr. Pietrangelo held various management positions in the performance chemicals industry, including marketing manager with CPS Chemical (1989 to 1996), and Strategic Business Unit Manager with Rohm & Haas Company (1984 to 1989). Mr. Pietrangelo has a B.A. in Chemistry and Mathematics from LaSalle University and an M.B.A. in Marketing and Finance from Drexel University.

     Joseph F. Prochaska has served as a Vice President of Biomune since November 3, 2000. Prior to November 3, 2000, Mr. Prochaska served Donlar since June 1997 as its Senior Vice President of the Agricultural Products Division and, since October 1997, as President of that division. Prior to joining Donlar, Mr. Prochaska was President and Chief Executive Officer of Willmar Manufacturing, a manufacturer of agricultural application equipment from 1993 to 1997. Prior to that time, Mr. Prochaska held various sales and marketing positions with Ciba-Geigy Corp. Mr. Prochaska has a B.S. in Forestry/Agriculture from Michigan State University, an M.B.A. from Capital University and an M.A. in Management from Claremont Graduate School.

     Robert W. Cooper has served as director of Biomune since November 3, 2000. Since June 1992, Mr. Cooper has served as a director of Donlar. He has been a principal of Cooper-Pruyn Architects, Ltd. since 1996 and President and Chief Executive Officer of R.W. Cooper and Associates, a company providing engineering and management services to the food processing, chemical and building materials industries, since 1983. Mr. Cooper is a Registered Professional Engineer in Illinois and is a member of ASCE and the Illinois Society of Professional Engineers.

     Dr. Robert G. Martin has served as director of Biomune since November 3, 2000. Since June 1992, Dr. Martin has served as a director of Donlar. Dr. Martin, a cataract surgeon, has been a principal of Carolina Eye Associates, a 15-office ophthalmic practice, since 1977. He is Chairman of the Board of the Society for Excellence in Eye Care and past president of the American Board of Eye Surgery. Dr. Martin holds a B.S. in Chemistry and an M.D. from the University of North Carolina at Chapel Hill.

     Dean R. Kleckner has served as director of Biomune since November 3, 2000, and as a director of Donlar since November 3, 2000. He has been a President of the American Farm Bureau Federation since 1986. Mr. Kleckner also operates a 350-acre corn, soybean and hog farm in Iowa.

     No family relationships exist between or among any of Biomune's officers and directors.

BOARD OF DIRECTORS

     The Board of Directors has established a Compensation Committee and an Audit Committee. The Board of Directors does not have and does not intend to establish a Nominating Committee, as such functions will continue to be performed by the entire Board of Directors. Based on the minute books of the Company, the Board of Directors held two meetings during 2000. During 2000, all of the Directors attended all of the meetings of the Board of Directors.

COMPENSATION COMMITTEE

     Starting on November 3, 2000, the Compensation Committee consisted of Messrs. Cooper, Martin and Kleckner, each a non-employee director. The Compensation Committee held one meeting during 2000 which was attended by all of the members of the committee. The Compensation Committee makes recommendations to the Board of Directors with respect to the compensation of management employees and administers plans and programs relating to employee benefits, incentives and compensation. The Compensation Committee also determines the persons to receive options under Biomune's equity incentive plans and the number of options to be granted.

AUDIT COMMITTEE

     Starting on November 3, 2000, the Audit Committee consisted of Messrs. Cooper and Kleckner, each a non-employee director. The Audit Committee held one meeting during 2000 which was attended by all of the members of the committee. The Audit Committee makes recommendations to the Board of Directors with respect to the engagement of Biomune's independent public accountants and reviews the scope and effect of the audit engagement. Furthermore, the Audit Committee will: ensure that the outside auditor submits to the Committee a formal written statement delineating all relationships between the auditor and the Company; review with the outside auditor the scope of the audit and plan for outside auditor's annual audit prior to its implementation; review with the outside auditors, the internal auditors, and members of senior management, as appropriate, the scope, results, and significant recommendations of the annual audit; review with the outside auditors, the internal auditors, and members of senior management, as appropriate, the scope, results, opinions, and significant recommendations of other material audits, and management's responses to the recommendations; review with the outside auditors the scope of and plan for respective significant future audits; meet with the outside auditors, without management present, to discuss any items of significance and to ensure that the outside auditors have unrestricted access to the Committee; review with the outside auditors and management the Company's quarterly financial statements prior to filing and discuss with the outside auditors any items required to be communicated by the independent auditors with respect to interim financial statements in accordance with SAS 61 and 71; and prepare a report for inclusion in the annual Proxy Statement that summarizes the Committee's activities in compliance with Item 7 of Schedule 14A under the Securities and Exchange Act of 1934.

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation in 2000, 1999 and 1998 for Biomune's Chief Executive officer. No executive officer of Biomune received salary or bonus compensation exceeding $100,000 in 2000.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM COMPENSATION
                                          ANNUAL COMPENSATION                  AWARDS              PAYOUTS
          (A)             (B)         (C)       (D)        (E)           (F)           (G)           (H)             (I)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   SECURITIES
                                                                      RESTRICTED   UNDERLYING
NAME AND                                                  ANNUAL        STOCK       OPTIONS/        LTIP          ALL OTHER
PRINCIPAL POSITION        YEAR       SALARY    BONUS   COMPENSATION     AWARDS     SARS (#)(2)   PAYOUTS ($)   COMPENSATION ($)
------------------        ----       ------    -----   ------------   ----------   -----------   -----------   ----------------
Larry P. Koskan.........  2000(1)   $ 30,833   -0-       -0-           -0-           -0-           -0-               -0-
Michael G. Acton (3)....  2000      $100,000   -0-       -0-           -0-           -0-           -0-            $20,000(4)
                          1999      $100,000   -0-       -0-           -0-          48,000         -0-               -0-
                          1998      $100,000   -0-       -0-           -0-           -0-           -0-               -0-

-------------------------
(1) Mr. Koskan replaced Mr. Acton on November 3, 2000 as Chief Executive
    Officer.

(2) Adjusted to reflect all stock splits prior to the issuance of this proxy statement.

(3) Mr. Acton was the chief accounting officer and, later, the chief financial officer of Biomune until June 1998. Amounts shown for Mr. Acton for periods prior to July 1998 were paid to Mr. Acton in his position as chief financial officer of Biomune.

(4) Represents fair market value of 8,000 shares of Common Stock of Biomune granted to Mr. Acton on December 22, 1999.

STOCK PLANS

     As of December 31, 2000, 49,769 shares of Biomune's Common Stock were subject to options and issuable upon exercise of options granted under the 1992 Equity Incentive Plan, the 1993 Equity Incentive Plan, the 1995 Equity Incentive Plan and the 1996 Equity Incentive Plan. All of these plans have been terminated and no further options will be issued under these plans. All new grants will be under the 2001 Equity Incentive Plan which Biomune intends to implement in the future following its approval by shareholders at the Annual Meeting.

                             OPTION GRANTS IN 2000

     The following table sets forth information concerning the grant of stock options and stock appreciation rights made under Biomune's plans during the 2000 to the Chief Executive Officer:

     None.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUE

     The following table sets forth information with respect to the exercise of stock options by Biomune's Chief Executive Officer and President during 2000, as well as the aggregate number and value of unexercised options held by such officer on December 31, 2000.

                    AGGREGATED OPTION EXERCISES IN LAST YEAR
                           AND YEAR-END OPTION VALUE

                                                                        NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                                             UNDERLYING             IN-THE-MONEY
                                                                        UNEXERCISED OPTIONS           OPTIONS
                                                                        AT DECEMBER 31, 2000    AT DECEMBER 31, 2000
                              SHARES ACQUIRED                             (#) EXERCISABLE/        ($) EXERCISABLE/
           NAME               ON EXERCISES (#)    VALUE REALIZED ($)       UNEXERCISABLE           UNEXERCISABLE
           ----               ----------------    ------------------    --------------------    --------------------
Michael G. Acton..........        48,000(1)            $520,500               500/-0-               N/A (2)/-0-

-------------------------
(1) All share amounts and exercise prices were adjusted to reflect all stock splits prior to the issuance of this proxy statement.

(2) At December 31, 2000, none of the options were in the money.

EXECUTIVE COMPENSATION REPORT OF THE COMPENSATION COMMITTEE

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE PREVIOUS FILINGS MADE BY THE COMPANY UNDER THE SECURITIES ACT OR THE 1934 ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING, BUT NOT LIMITED TO, THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, IN WHOLE OR IN PART, THE FOLLOWING EXECUTIVE COMPENSATION REPORT AND THE PERFORMANCE GRAPH APPEARING HEREIN SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FUTURE FILINGS.

     This section discusses the Company's executive compensation policies and the basis for the compensation paid to the Company's executive officers, including its current Chief Executive Officer, Larry P. Koskan, during 2000.

COMPENSATION POLICY

     The Company's policy with respect to executive compensation has been designed to:

     - Adequately and fairly compensate executive officers in relation to their responsibilities, capabilities and contributions to the Company;

     - Reward executive officers for the achievement of short-term operating goals and for the enhancement of the long-term value of the Company; and

     - Align the interests of the executive officers with those of the Company's shareholders with respect to short-term operating goals and long-term increases in the price of the Company's Common Stock.

     The components of compensation paid to executive officers consist of:

     - Base salary;

     - Incentive compensation in the form of annual bonus payments and stock options awarded by the Company under the Company's Equity Incentive Plan; and

     - Certain other benefits provided to the Company's executive officers.

     The Company's Compensation Committee is responsible for reviewing and approving cash compensation paid by the Company to its executive officers and members of the Company's senior management team, including annual bonuses and stock options awarded under the Company's Equity Incentive Plan, selecting the individuals who will be awarded bonuses and stock options under the Equity Incentive Plan, and determining the timing, pricing and amount of all stock options granted thereunder, each within the terms of the Company's Equity Incentive Plans.

CONCLUSION

     The Compensation Committee believes that the concepts discussed above further the shareholders' interests. At the same time, the Compensation Committee believes that the program encourages responsible management of the Company. The Compensation Committee regularly considers plan design so that the total program is as effective as possible in furthering shareholder interests. The Compensation Committee bases its review on the experience of its own members, on information requested from management personnel, and on discussions with and information compiled by various independent consultants retained by the Company.

                                          Compensation Committee:

                                          Robert W. Cooper
                                          Dean R. Kleckner
                                          Dr. Robert G. Martin

COMPENSATION OF DIRECTORS

     Members of the Board of Directors who are not directly or indirectly employed by Biomune are paid $500 for each Board meeting attended, in addition to having their expenses reimbursed in connection with attending meetings of the Board of Directors. No stock options were granted during 2000 to any such Directors for their service on the board. However, during 2000, three board members received 2,000 shares each of the Company's Common Stock and one board member received 4,000 shares in director compensation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires Biomune's directors and executive officers, and persons who own more than 10% of a registered class of Biomune's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Biomune's Common Stock and other equity securities. Officers, directors and greater than 10% shareholders are required by SEC Regulations to furnish Biomune with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of such reports furnished to Biomune and written representations that no other reports were required, Biomune believes that there was compliance for 2000 with all Section 16(a) filing requirements applicable to Biomune's officers, directors and greater than 10% beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To Biomune's knowledge, the following table sets forth information regarding ownership of Biomune's outstanding Common Stock on March 31, 2001 by beneficial owners of more than 5% of the outstanding shares of Common Stock. No director or executive officers of Biomune owns any Common Stock.

                                                                      SHARES OF COMMON STOCK
                                                                        BENEFICIALLY OWNED
                      NAME AND ADDRESS                          -----------------------------------
                   OF BENEFICIAL OWNER(1)                          NUMBER       PERCENTAGE OF CLASS
                   ----------------------                          ------       -------------------
Donlar Corporation..........................................    41,279,520(2)          90.4%
6502 South Archer Road
Bedford Park, IL 60501

-------------------------
(1) Percentages are calculated based on 45,679,500 shares of Common Stock outstanding as of May 21, 2001.

(2) In November 2000, 8 million shares (the "Shares) of the Company's common stock owned by Donlar were transferred to a shareholder and former director of Donlar. These Shares were transferred as a loan to this individual and were delivered by him to a commercial bank as collateral for a loan to him from the bank for an unrelated transaction. The understanding between the Company and the individual was that the Share loan transaction was to be of short-term duration, and that the Shares were to be returned to the Company after the individual either provided the bank with substituted collateral or paid the loan. Since that time, the bank has advised the Company and Donlar that the loan has not been paid and substituted collateral has not been provided. The bank continues to hold the Shares. The Company's long-term strategy is to merge with Donlar, and, in connection with that merger, to distribute the common stock of the Company owned by Donlar to the shareholders of Donlar. When the Biomune shares are distributed to the Donlar shareholders, the Company will reduce the distribution of Biomune's stock to this individual, who owns approximately 4.8% of the outstanding common stock of Donlar. The Company will also reduce the amount of Biomune shares that will be distributed to a major shareholder and the President of the Company, who in aggregate own approximately 50% of the common stock of Donlar.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Donlar Corporation -- Donlar acquired 96% of Biomune on November 3, 2000.

     On November 3, 2000, pursuant to an amended stock purchase agreement and an amended asset purchase agreement between Biomune and Donlar, Biomune issued 41,279,520 million shares of Common Stock, par value $0.0001 per share, representing approximately 96% of Biomune's shares outstanding on a fully diluted basis, in a private placement to Donlar. Biomune issued those shares in exchange for $2,413,500 in cash and the transfer to Biomune from Donlar of the exclusive right to distribute, and the exclusive right to all future sales from Donlar's crop nutrition management and oil field products. In addition, Donlar transferred to Biomune all technology, know how and patents for the crop management and oil field businesses created after November 3, 2000, as well as all technology resulting from Donlar pharmaceutical research and development activities after November 3, 2000.

PROPOSAL 2 -- ADOPTION OF 2001 EQUITY INCENTIVE PLAN

     The Board of Directors of the Company has adopted a 2001 Equity Incentive Plan (the "2001 Plan"), attached hereto as Exhibit B. Under the 2001 Plan, the Company may grant options to eligible participants for the purchase of up to an aggregate of 2,000,000 shares of Common Stock.

Key provisions of the 2001 Plan include the following:

     - The definition of persons eligible to participate in the 2001 Plan includes employees and directors of the Company, as well as consultants and other persons who contribute to the business of the Company as selected at the discretion of the committee administering the plan ("Committee").

     - The Committee will be comprised of the Compensation Committee. The Committee has broad authority to select persons to receive awards under the plan and to establish the terms and conditions applicable to the exercise of such awards and the duration of the awards.

     - Total number of shares issuable upon exercise of grants under the 2001 Plan is 2,000,000 shares of Common Stock.

     - Awards under the plan will be made in the form of incentive and nonqualified stock options to purchase Common Stock of the Company at prices and on terms consistent with the terms of the plan, as established by the Committee.

     - The purchase price of the Common Stock subject to an incentive stock option shall be not less than 100% of the fair market value of such stock on the date the option is granted, as determined by the Committee, but in no event less than the par value of such stock. The purchase price of the Common Stock subject to a nonqualified stock option shall be not less than 85% of the fair market value of the Common Stock on the date the option is granted, as determined by the Committee.

     - The period within which the option shall vest and may be exercised shall determined by the Committee; however no option shall be exercisable after ten years from the date of grant.

     - No incentive stock options shall be granted to any employee if at the time the option is granted such employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or its subsidiaries unless at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the option and, by its terms, the option is not exercisable after the expiration of five years from the date of grant.

The Board of Directors believes that the 2001 Plan will provide the Company with greater flexibility in compensating persons who contribute in the future to the successful operation and growth of the Company.

The Board of Directors recommends a vote FOR the approval of the adoption of the 2001 Plan.

PROPOSAL 3 -- RE-INCORPORATE IN ILLINOIS

     The Board of Directors recommends that the shareholders authorize the Board of Directors to take all such action necessary to reincorporate the Company in Illinois. Management believes this to be beneficial to the Company because the Company's headquarters have moved to Illinois, the Company no longer conducts any business in Nevada and the Company and its counsel is more familiar with Illinois law.

     Under Nevada law, the vote of a majority of the issued and outstanding stock of each class entitled to vote on this proposal is required to authorize the Board of Directors to re-incorporate the Company.

     The Board of Directors recommends a vote FOR the approval of Proposal #3.

PROPOSAL 4 -- CHANGE OF CORPORATE NAME

     The Board of Directors has approved and recommends that the shareholders amend the articles of incorporation to change the name of the Company from Biomune Systems, Inc. to Donlar Biosyntrex Corporation. Management believes this name more correctly reflects the business direction of the Company. Following the transaction with Donlar Corporation, the Company is a diversified biotech and biopolymer company that has the rights to a wide range of patented protein products for use in industrial, agricultural, consumer and pharmaceutical markets and is engaged in the distribution and sale of biologic nutraceutical supplements and sports and nutrition bars. A change of the corporate name will identify the Company more closely with its marketing and sales efforts and its products.

     Under Nevada law, the vote of a majority of the issued and outstanding stock of each class entitled to vote on the proposal is required to authorize the Board of Directors to change the name of the Company.

     The Board of Directors recommends a vote FOR the approval of Proposal #4.

PROPOSAL 5 -- RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected Grant Thornton LLP ("Grant Thornton") as the independent public accountants for the Company to audit its consolidated financial statements for 2001. On November 3, 2000, Biomune elected to appoint Grant Thornton to replace Tanner + Co. ("Tanner") as its independent auditors. The report of Tanner on Biomune's consolidated financial statements for the years ended September 30, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. The decision to engage Grant Thornton as Biomune's independent auditors was approved by Biomune's Board of Directors. In connection with the audits for the years ended September 30, 1999 and 1998, and through November 3, 2000, Biomune has had no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Tanner would have caused it to make reference thereto in its report on the consolidated financial statements for 1999 and 1998.

     At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of Grant Thornton as the Company's independent public accountants. The vote of a majority of the shares cast at the Annual Meeting will ratify this selection.

     The Board of Directors recommends a vote FOR ratification of the selection of independent public accountants.

     Representatives of Grant Thornton are expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire, and they will be available to respond to appropriate questions from shareholders.

AUDIT FEES

     Grant Thornton served as the Company's independent public accountants since November 3, 2000. For the year 2000, the Company paid Grant Thornton $75,057 and Tanner $8,456 for professional services rendered for the audit of the financial statements included in the Company's Annual Report on Form 10-KSB and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Neither Grant Thornton nor Tanner rendered any professional services to the Company during 2000 with respect to financial information systems design and implementation.

ALL OTHER FEES

     For the year 2000, the Company paid Grant Thornton $38,828 and Tanner $6,119 for all other non-audit services, including fees for tax-related services.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has:

     - Reviewed and discussed the audited financial statements with management and outside auditors.

     - Discussed with the independent auditors the matters required to be discussed by SAS 61.

     - Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors' independence.

     - Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last year for filing with the Securities and Exchange Commission.

The Board of Directors has determined that the members of the Audit Committee are independent. The Audit Committee has adopted a written charter. The charter is included as Exhibit A to this proxy statement.

                                          Audit Committee:

                                          Robert W. Cooper
                                          Dean R. Kleckner

OTHER MATTERS

     Management knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the enclosed form of Proxy will vote such Proxy in accordance with their judgment.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Shareholder proposals for inclusion in the Proxy Statement to be issued in connection with the 2002 Annual Meeting of Shareholders must be mailed to the Secretary, Biomune Systems, Inc., 6502 South Archer Road Bedford Park, Illinois 60501, and must be received by the Secretary on or before January 23, 2002. Additionally, if a proponent of a shareholder proposal at the 2002 Annual Meeting of Shareholders fails to provide notice of the intent to make such a proposal by personal delivery or mail to Biomune on or before April 8, 2002 or by an earlier or later date, if such date is established by amendment to Biomune's by-laws, then any proxy solicited by management may confer discretionary authority to vote on such proposal. Biomune will consider only proposals meeting the requirements of applicable SEC rules.

                                    ANNUAL REPORT

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR 2001, AS FILED WITH THE SEC, MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST TO LARRY P. KOSKAN, CHIEF EXECUTIVE OFFICER, BIOMUNE SYSTEMS, INC., 6502 SOUTH ARCHER ROAD, BEDFORD PARK, ILLINOIS, 60501.

                                          By Order of the Board of Directors

                                          Larry P. Koskan, President and CEO
                                          Dated: June 4, 2001

                                                                       EXHIBIT A

                            AUDIT COMMITTEE CHARTER

MEMBERSHIP

     The Audit Committee will consist of at least three directors, none of whom are officers or employees of the Company or its affiliates. The Committee members will meet the independence and expertise requirements of the National Association of Security Dealers ("NASD"). The chair and the members of the Committee shall be appointed by the Board of Directors approximately annually.

MEETINGS

     The Committee shall meet from time to time in conjunction with regular meetings of the Board of Directors, and at such other times determined by the Committee or the chair of the Committee.

RESPONSIBILITIES

     Committee is responsible to:

 1. Select, evaluate and, where appropriate, replace the outside auditor, subject to appointment by the Board of Directors, with such appointment subject to ratification by the shareholders; and review and determine the terms of engagement of the outside auditor. The outside auditor for the Company shall be ultimately accountable to the Committee and the Board of Directors.

 2. Ensure that the outside auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Company.

 3. Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may affect the objectivity and independence of the outside auditor and recommend that the Board of Directors take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditors' independence.

 4. Review with the outside auditor the scope of the audit and plan for outside auditor's annual audit prior to its implementation.

 5. Review with the outside auditors, the internal auditors, and members of senior management, as appropriate, the scope, results, and significant recommendations of the annual audit, including:

     a.  the outside auditor's opinion on the annual financial statements;

     b. any related management letter or other recommendations the auditors may have with respect to the adequacy and effectiveness of the Company's financial reporting, accounting, and auditing processes and systems, financial controls, and other internal controls; and

     c.  management's responses to the recommendations.

 6. Review with the outside auditors, the internal auditors, and members of senior management, as appropriate, the scope, results, opinions, and significant recommendations of other material audits, and management's responses to the recommendations.

 7. Review with the outside auditors and the internal auditors the scope of and plan for respective significant future audits.

 8. Meet with the outside auditors, without management present, and meet with the internal auditors, without other management present, to discuss any items of significance and to ensure that the outside auditors and the internal auditors have unrestricted access to the Committee.

 9. Review with the outside auditors and management the Company's quarterly financial statements prior to filing and discuss with the outside auditors any items required to be communicated by the independent auditors with respect to interim financial statements in accordance with SAS 61 and 71.

10. Review the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-KSB, and recommend to the Board of Directors that the audited financial statements be included in the Form 10-KSB.

11. Prepare a report for inclusion in the annual Proxy Statement that summarizes the Committee's activities in compliance with Item 7 of Schedule 14A under the Securities and Exchange Act of 1934.

12. Present to the Board of Directors such comments and recommendations as the Committee deems appropriate, and perform such other duties and functions as may be assigned by the Board of Directors or deemed appropriate by the Committee within the context of this charter.

ANNUAL REVIEW

     The Committee will review and reassess the adequacy of this Charter on an annual basis.

                                                                       EXHIBIT B

                             BIOMUNE SYSTEMS, INC.
                           2001 EQUITY INCENTIVE PLAN

     1.  PURPOSE.

     The purpose of the Biomune Systems, Inc. 2001 Equity Incentive Plan (the "Plan") is to enhance the ability of Biomune Systems, Inc. (the "Company") and any subsidiaries to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to such personnel and to promote the success of the Company. To accomplish these purposes, the Plan provides a means whereby employees, directors and consultants of the Company and any of its subsidiaries may receive stock options to purchase shares of the Company's Common Stock ("Options").

     2.  ADMINISTRATION.

     (A) COMPOSITION OF THE COMMITTEE. The Plan shall be administered by the Compensation Committee (the "Committee"), which shall be appointed by and serve at the pleasure of the Company's Board of Directors (the "Board"). The Committee shall be comprised of two or more members of the Board. Each member of the Committee shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the foregoing, from time to time the Board may increase or decrease the size of the Committee, appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, fill vacancies or remove all members of the Committee and thereafter directly administer the Plan.

     (B) AUTHORITY OF THE COMMITTEE. The Committee shall have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees, directors and consultants to whom awards shall be made and the type, amount, size and terms of each such award; to determine the time when awards shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures that: (i) deal with satisfaction of an optionee's tax withholding obligations pursuant to Section 13 hereof, (ii) include arrangements to facilitate an optionee's ability to borrow funds for the payment of the exercise price of an Option, if applicable, from securities' brokers and dealers, and (iii) include arrangements that provide for the payment of some or all of an Option's exercise price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock being acquired upon exercise of an Option. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees and all other holders of Options granted under the Plan.

     (C) AUTHORITY OF THE BOARD. Notwithstanding anything to the contrary set forth in the Plan, all authority granted hereunder to the Committee may be exercised at any time and from time to time by the Board. All decisions, determinations and interpretations of the Board shall be final and binding on all optionees and all other holders of Options granted under the Plan.

     3.  STOCK SUBJECT TO THE PLAN.

     Subject to Section 16 hereof, the shares that may be issued under the Plan shall not exceed in the aggregate 2,000,000 shares of Common Stock of the Company (the "Common Stock"). Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. Except as otherwise provided herein, any shares subject to an Option that for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

     4.  ELIGIBILITY TO RECEIVE OPTIONS.

     Persons eligible to receive Options under the Plan shall be limited to consultants, officers, directors and other employees of the Company and any subsidiary (as defined in Section 425 of the Internal Revenue Code of 1986 (the "Code") or any amendment or substitute thereto). Moreover, consultants and directors who are not also employees shall not be eligible to be awarded Incentive Stock Options (as defined in Section 5 hereof).

     5.  TYPES OF OPTIONS.

     Grants may be made at any time and from time to time by the Committee in the form of Options. Options granted hereunder may be Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any amendment or substitute thereto ("Incentive Stock Options") or Options that are not intended to so qualify ("Nonqualified Stock Options").

     6.  STOCK OPTIONS.

     Each Option shall be evidenced by a written option agreement in such form not inconsistent with the Plan as the Committee shall approve from time to time. The Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

     (A) TYPE OF OPTION. Each option agreement shall identify the Options represented thereby as Incentive Stock Options or Nonqualified Stock Options, as the case may be.

     (B) OPTION PRICE. Each option agreement shall set forth the purchase price of the Common Stock purchasable upon the exercise of the Option evidenced thereby. Subject to the limitation set forth in Section 6(d)(ii), the purchase price of the Common Stock subject to an Incentive Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee, but in no event less than the par value of such stock. The purchase price of the Common Stock subject to a Nonqualified Stock Option shall be not less than 85% of the Fair Market Value of the Common Stock on the date the Option is granted, as determined by the Committee. The Fair Market Value on any date shall mean the closing price of the Common Stock, as reported in The Wall Street Journal (or if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System), or if the Common Stock is not reported by Nasdaq, the fair market value shall be as determined by the Committee in accordance with Section 422 of the Code.

     (C) EXERCISE TERM. Each option agreement shall state the period or periods of time within which the Option shall vest and may be exercised, in whole or in part, which shall be such a period or periods of time as may be determined by the Committee, provided that no Option shall be exercisable after ten years from the date of grant thereof. Subject to the requirements set forth in the Plan, the Committee shall have the power to permit: (i) the exercise of unvested Options, or portions thereof, for the purchase of shares of restricted Common Stock subject to a repurchase right in favor of the Company, with the repurchase price being equal to the lesser of (x) the original purchase price or (y) the Fair Market Value of the shares on the date of repurchase, or to any other restrictions as the Committee deems to be appropriate, and (ii) the acceleration of previously established exercise terms, in each case upon such circumstances and subject to such terms and conditions as the Committee shall determine.

     (D) INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify the Option granted thereunder as a tax-favored Option (within the meaning of Section 422 of the Code or any amendment or substitute thereto or regulation thereunder) including without limitation, each of the following, except that any of these provisions may be omitted or modified if it is no longer required in order to have an Option qualify as a tax-favored Option within the meaning of
Section 422 of the Code or any substitute therefor:

          (i) The aggregate fair market value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all plans of the Company) shall not exceed $100,000.

          (ii) No Incentive Stock Options shall be granted to any employee if at the time the Option is granted such employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or its subsidiaries unless at the time such Option is granted the Option price is at least 110% of the fair market value of the stock subject to the Option and, by its terms, the Option is not exercisable after the expiration of five years from the date of grant.

     (E) SUBSTITUTION OF OPTIONS. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become, and who do concurrently with the grant of such options become, employees of the Company or a subsidiary as a result of a merger or consolidation of the employing corporation with the Company or a subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the subsidiary. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Section 6 to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Options in substitution for which they are granted.

     7.  DATE OF GRANT.

     The date on which an Option shall be deemed to have been granted under the Plan shall be the date of the Committee's authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized. Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

     8.  EXERCISE AND PAYMENT FOR SHARES.

     Options may be exercised in whole or in part, from time to time, when permitted by the respective option agreement, by giving written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Common Stock at fair market value, or a combination thereof, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose. The Committee may also, in its discretion and subject to prior notification to the Company by an optionee, permit an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such a brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

     9.  RIGHTS UPON TERMINATION OF SERVICE.

     In the event that an optionee ceases to be an employee or consultant of the Company or any subsidiary for any reason other than death, retirement, as hereinafter defined, or disability (within the meaning of Section 72(m)(7) of the Code or any substitute therefor), the optionee shall have the right to exercise the Option during its term within a period of three months after such termination to the extent that the Option was vested and exercisable at the time of termination, or within such other period and subject to such terms and conditions as may be specified by the Committee; provided, however, that the period during which an Incentive Stock Option may be exercised may not exceed three months after the date of such termination. In the event that an optionee dies, retires or becomes disabled prior to the expiration of his Option and without having fully exercised his Option, the optionee or his successor shall have the right to exercise the Option to the extent vested at the time he ceases to be an employee of the Company, during its term within a period of one year after termination of employment due to death, retirement or disability to the extent that the Option was exercisable at the time of termination, or within such other period and subject to such terms and conditions as may be specified by the Committee. As used in this Section 9, "retirement" shall apply only to employees and not to consultants and means a termination of employment by reason of an optionee's retirement at or after his earliest permissible retirement date pursuant to and in accordance with his employer's regular retirement plan or personnel practices.

     10.  GENERAL RESTRICTIONS.

     Each Option granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an Option with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     11.  RIGHTS OF A SHAREHOLDER.

     The recipient of any Option under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder unless and until a certificate for shares of Common Stock is issued and delivered to him.

     12.  RIGHT TO TERMINATE SERVICE.

     Nothing contained in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any optionee the right to continue in the service of the Company or any subsidiary as an employee or a consultant or affect any right that the Company or any subsidiary may have to terminate the employment or consulting relationship of such optionee.

     13.  WITHHOLDING.

     Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If and to the extent authorized by the Committee, in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option from amounts payable to such optionee. Any such election shall be irrevocable and shall be subject to the disapproval of the Committee at any time. Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

     14.  NON-ASSIGNABILITY.

     No Option under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve. During the life of the recipient such Option shall be exercisable only by such person or by such person's guardian or legal representative.

     15.  NON-UNIFORM DETERMINATIONS.

     The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such grants, the terms and provisions of Options, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

     16.  ADJUSTMENTS.

     (A) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (B) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Option holder the right to exercise his Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable.

     (C) SALE OR MERGER. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but, not limited to: (i) causing an Option to be assumed or an equivalent option to be substituted by such successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that an Option holder shall have the right to exercise his Option as to all of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be vested or exercisable, or (iii) declare that an Option shall terminate at a date fixed by the Committee provided that the Option holder is given notice and opportunity prior to such date to exercise that portion of his Option that is currently vested and exercisable.

     17.  AMENDMENT.

     The Board may terminate or amend the Plan at any time with respect to shares as to which Options have not been granted, subject to any required shareholder approval or any shareholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. Neither the Board nor the Committee may, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as specifically authorized herein.

     18.  CONDITIONS UPON ISSUANCE OF SHARES.

     (A) COMPLIANCE WITH SECURITIES LAWS. Shares of the Company's Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock of the Company may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (B) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

     19.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

     20.  EFFECT ON OTHER PLANS.

     Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or any subsidiary. Any Options granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company or any subsidiary unless specifically provided.

     21.  DURATION OF THE PLAN.

     The Plan shall remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares, but no Option shall be granted more than ten years after the earlier of the date the Plan is adopted by the Board or is approved by the Company's shareholders.

     22.  FORFEITURE FOR DISHONESTY.

     Notwithstanding anything to the contrary in the Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of his employment or retention by the Company or any subsidiary that damaged the Company or any subsidiary or that the optionee has disclosed trade secrets of the Company or any subsidiary, the optionee shall forfeit all unexercised Options and all exercised Options with respect to which the Company has not yet delivered the certificates. The decision of the Committee in interpreting and applying the provisions of this Section 22 shall be final. No decision of the Committee shall affect the finality of the discharge or termination of such optionee by the Company or any subsidiary in any manner.

     23.  NO PROHIBITION ON CORPORATE ACTION.

     No provision of the Plan shall be construed to prevent the Company or any officer or director thereof from taking any corporate action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no optionee or optionee's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

     24.  INDEMNIFICATION.

     With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Committee and/or the Board against, and each member of the Committee and the Board shall be entitled without further action on his part to indemnity from the Company for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee and/or the Board (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee and/or the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee and/or the Board unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

     25.  MISCELLANEOUS PROVISIONS.

     (A) COMPLIANCE WITH PLAN PROVISIONS. No optionee or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or any Option until a written option agreement shall have been executed by the Company and the optionee and all the terms, conditions and provisions of the Plan and the Option applicable to such optionee (and each person claiming under or through him) have been met.

     (B) APPROVAL OF COUNSEL. In the discretion of the Committee, no shares of Common Stock, other securities or property of the Company, or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     (C) COMPLIANCE WITH RULE 16B-3. To the extent that Rule 16b-3 under the Exchange Act applies to Options granted under the Plan, it is the intent of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

     (D) UNFUNDED PLAN. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets under the Plan.

     (E) EFFECTS OF ACCEPTANCE OF OPTION. By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board and/or the Committee or its delegates.

     (F) CONSTRUCTION. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

     26.  SHAREHOLDER APPROVAL.

     The Company shall submit the Plan to the shareholders entitled to vote hereon for approval within twelve months after the date of adoption by the Board in order to meet the requirements of Section 422 of the Code and the regulations thereunder. The exercise of any Option granted under the Plan shall be subject to the approval of the Plan by the shareholders.

     Date of Adoption of Plan by Board of Directors --           , 2001.

     Date of Approval of Plan by Shareholders --           , 2001.

--------------------------------------------------------------------------------

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                       OF

                             BIOMUNE SYSTEMS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Larry P. Koskan, Chief Executive Officer with full power of substitution, as attorney and proxy of the undersigned to vote as set forth on the reverse side of this proxy card and otherwise represent all of the shares of Common Stock and all of the shares of Series A 10% Cumulative Convertible Preferred Stock registered in the name of the undersigned at the Annual Meeting of Stockholders of Biomune Systems, Inc., a Nevada corporation (the "Company"), to be held at the offices of the Company at 6502 South Archer Road, Bedford Park, Illinois, 60501, on Friday, June 15, 2001 at 10:00 a.m. local time, and any adjournment(s) thereof, with the same effect as if the undersigned were present and voting the shares on all matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, copies of which accompany this proxy card and receipt of which is acknowledged by the stockholder.

              (PLEASE SIGN AND DATE THE PROXY ON THE REVERSE SIDE)

--------------------------------------------------------------------------------

                                                  PLEASE SIGN, DATE AND MAIL YOUR
                                                PROXY CARD BACK AS SOON AS POSSIBLE!

                                                   ANNUAL MEETING OF STOCKHOLDERS
                                                       BIOMUNE SYSTEMS, INC.

                                                           JUNE 15, 2001




                                        - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -

------------------------------------------------------------------------------------------------------------------------------------
A [X] Please mark your
      votes as in this
      example

                                WITHHELD
                     FOR          FROM
                     ALL          ALL
                   NOMINEES     NOMINEES                                                                      FOR   AGAINST  ABSTAIN
1. To elect four                              NOMINEES: Larry P. Koskan        2. To approve the adoption
   directors to     [ ]           [ ]                   Robert W. Cooper          of the 2001 Equity          [ ]      [ ]      [ ]
   serve as the                                         Dr. Robert G. Martin      Incentive Plan.
   Board of Directors until the next annual             Dean R. Kleckner
   meeting of stockholders or until their                                      3. To authorize the Board
   successors are duly elected and qualified.                                     of Directors to take all    [ ]      [ ]      [ ]
                                                                                  such action necessary to
For, except vote withheld from the following                                      reincorporate the Company
nominee(s):                                                                       in Illinois.

--------------------------------------------------                             4. To approve the amendment
                                                                                  to the Articles of          [ ]      [ ]      [ ]
                                                                                  Incorporation to change
                                                                                  the name of the Company
                                                                                  to Donlar Biosyntax
                                                                                  Corporation.

                                                                               5. To approve the Board of
                                                                                  Directors' selection of    [ ]      [ ]      [ ]
                                                                                  Grant Thornton LLP as
                                                                                  the Company's Independent
                                                                                  public accountants for
                                                                                  the current year.

                                                                               6. In his discretion, the Proxy is authorized to vote
                                                                                  upon such other matters as may properly come
                                                                                  before the Annual Meeting or any adjournment(s)
                                                                                  thereof.

                                                                               THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE
                                                                               SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH
                                                                               INDICATION, THIS PROXY WILL BE VOTED FOR EACH OF
                                                                               THE NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS,
                                                                               AND FOR PROPOSALS 2 THROUGH 5.


SIGNATURE                                    DATE                  SIGNATURE                                     DATE
         -----------------------------------      ----------------           -----------------------------------      --------------
                                                                                 (SIGNATURE IF HELD JOINTLY)

NOTE:  Please sign your name exactly as it appears on your stock certificate(s). A corporation is requested to sign its name by its
President or other authorized officer, with the office held also being designated. If shares are held jointly, each stockholder should sign. Executors, trustees and other fiduciaries should so indicate when signing. Please sign, date and return this Proxy promptly.

------------------------------------------------------------------------------------------------------------------------------------